READ-RITE CORPORATION        EXHIBIT 10.41
1995 STOCK PLAN

(as amended July 22, 1997)


1. Purposes of the Plan. The purposes of this Stock Plan are:

  to attract and retain the best available personnel for positions of substantial responsibility,

  to provide additional incentive to
Employees and Consultants, and

  to promote the success of the Company's
business.

Options granted under the Plan may be Incentive Stock
Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a)     "Administrator" means the Board or
any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)     "Applicable Laws" means the legal
requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

(c)     "Board" means the Board of Directors
of the Company.

(d)     "Code" means the Internal Revenue
Code of 1986, as amended.

(e)     "Committee"  means a Committee
appointed by the Board in accordance with Section 4 of the Plan.

(f)     "Common Stock" means the Common
Stock of the Company.

(g)     "Company" means Read-Rite
Corporation, a Delaware corporation.

(h)     "Consultant" means any person,
including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

(i)     "Continuous Status as an Employee or
Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(j)     "Director" means a member of the
Board.

(k)     "Disability" means total and permanent
disability as defined in Section 22(e)(3) of the Code.

(l)     "Employee" means any person,
including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(m)     "Exchange Act" means the Securities
Exchange Act of 1934, as amended.

(n)     "Fair Market Value" means, as of any
date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed
on any established stock exchange or a national market system, including without limitation the Nasdaq National
Market or The Nasdaq SmallCap Market of The Nasdaq Stock
Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is
regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (iii)   In the absence of an established
market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(o)     "Incentive Stock Option" means an
Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(p)     "Nonstatutory Stock Option" means an
Option not intended to qualify as an Incentive Stock Option.

(q)     "Notice of Grant" means a written
notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(r)     "Officer" means a person who is an
officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)     "Option" means a stock option granted
pursuant to the Plan.

(t)     "Option Agreement" means a written
agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The
Option Agreement is subject to the terms and conditions of the Plan.

(u)     "Optioned Stock" means the Common
Stock subject to an Option or Stock Purchase Right.

(v)     "Optionee" means an Employee or
Consultant who holds an outstanding Option or Stock
Purchase Right.

(w)     "Parent" means a "parent corporation",
whether now or hereafter existing, as defined in
Section 424(e) of the Code.

(x)     "Plan" means this Read-Rite
Corporation 1995 Stock Plan

(y)     "Restricted Stock" means shares of
Common Stock acquired pursuant to a grant of Stock
Purchase Rights under Section 11 below.

(z)     "Restricted Stock Purchase Agreement"
means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted
Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                aa)     "Rule 16b-3" means Rule 16b-3
of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        bb)     "Section 16(b)" means Section
16(b) of the Securities Exchange Act of 1934, as amended.

        cc)     "Share" means a share of the
Common Stock, as adjusted in accordance with Section 13 of the Plan.

        dd)     "Stock Purchase Right" means
the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        ee)     "Subsidiary" means a
"subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan shall be three million (3,000,000) Shares plus (i) any unused Shares, (ii) any forfeited Shares under the Plan and
(iii) the lesser of any Shares covered by grants under the Amended and Restated 1987 Stock Option Plan (the "1987
Plan") or any forfeited Shares under the 1987 Plan. For purposes of this Section 3, the following apply: (i) "unused Shares" means any Shares reserved for issuance which are not covered by grants prior to the termination of the 1987 Plan;
(ii) "forfeited Shares" means any Shares issued pursuant to awards which are forfeited to the Company pursuant to award terms and conditions. The term "forfeited Shares" shall not include Shares as to which the original recipient received any benefits of ownership (other than voting rights). The Shares may be authorized, but unissued, or reacquired Common
Stock.

4.      Administration of the Plan.

(a)     Procedure.

(i)     Multiple Administrative Bodies.
 The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

(ii)    Section 162(m). To the extent
that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(iii)   Rule 16b-3.  To the extent
desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.  Other
than as provided above, the Plan shall be administered by
(A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)     Powers of the Administrator.  Subject
to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)     to determine the Fair Market
Value of the Common Stock, in accordance with Section 2(n) of the Plan;

        (ii)    to select the Consultants and
Employees to whom Options and Stock Purchase Rights may be granted hereunder;

        (iii)   to determine whether and to
what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

        (iv)    to determine the number of
shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(v)     to approve forms of agreement
for use under the Plan;

        (vi)    to determine the terms and
conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised
(which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)   to construe and interpret the
terms of the Plan and awards granted pursuant to the Plan;

(viii)  to prescribe, amend and rescind
rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)    to modify or amend each Option
or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (x)     to authorize any person to
execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

        (xi)    to determine the terms and
restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

        (xii)   to allow Optionees to satisfy
withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable.

        (xiii)  to make all other determinations
deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator's Decision.  The
Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.      Eligibility.  Nonstatutory Stock Options and
Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.



6.      Limitations.

(a)     Each Option shall be designated in the
written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)     Neither the Plan nor any Option or
Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

(c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

(i)     No Employee shall be granted,
in any fiscal year of the Company, Options and Stock
Purchase Rights to purchase more than 250,000 Shares.

(ii)    In connection with his or her
initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 250,000
Shares which shall not count against the limit set forth in subsection (i) above.

(iii)   The foregoing limitations shall
be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

(iv)    If an Option or Stock Purchase
Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

7.      Term of Plan.  Subject to Section 19 of the
Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.



9.      Option Exercise Price and Consideration.

(a)     Exercise Price.  The per share exercise
price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)     In the case of an Incentive Stock
Option

(A)     granted to an Employee
who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)     granted to any Employee
other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory
Stock Option, the per Share exercise price shall be determined by the Administrator but in no case shall be less than 85% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)   Notwithstanding the foregoing,
Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)     Waiting Period and Exercise Dates.  At
the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(c)     Form of Consideration.  The
Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

         (i)    cash;

        (ii)    check;

        (iii)   promissory note;

        (iv)    other Shares which (A) in the
case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)     delivery of a properly executed
exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

     (vi) reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

        (vii)   any combination of the
foregoing methods of payment; or

        (viii)  such other consideration and
method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.     Exercise of Option.

(a)     Procedure for Exercise; Rights as a
Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a
fraction of a Share.

An Option shall be deemed exercised
when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.
The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner
shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)     Termination of Employment or
Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three
(3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

(c)     Disability of Optionee.  In the event
that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)     Death of Optionee.  If an Optionee dies
while employed with the Company, any options held by such Optionee which are then vested or which would have otherwise vested pursuant to such Optionee's option agreement with the Company within twelve (12) calendar months following the date of death shall be exercisable by the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death (but in no event later than the expiration of the Option's specified term). To the extent that the Optionee was not entitled to exercise an Option at the date of death pursuant to his/her option agreement with the Company or via the acceleration provided in this Paragraph (d), or to the extent that the Optionee's estate or a person who by bequest or inheritance acquired the right to exercise such Option does not exercise such Option within the time and to the extent specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11.     Stock Purchase Rights.

(a)     Rights to Purchase.  Stock Purchase
Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock
Purchase Right. The Administrator shall not set the purchase price for a Stock Purchase Right below the Fair Market Value per share on the date of grant. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)     Repurchase Option.  Unless the
Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c)     Other Provisions.  The Restricted Stock
Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
 In addition, the provisions of Restricted Stock Purchase
Agreements need not be the same with respect to each purchaser.

(d)     Rights as a Shareholder.  Once the
Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.
 No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.     Non-Transferability of Options and Stock
Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

13.     Adjustments Upon Changes in Capitalization,
Dissolution, Merger or Asset Sale.

(a)     Changes in Capitalization.  Subject to
any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase
Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase
Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase
Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.     Amendment and Termination of the Plan.

(a)     Amendment and Termination.  The
Board may at any time amend, alter, suspend or terminate the Plan.

(b)     Shareholder Approval.  The Company
shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common
Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)     Effect of Amendment or Termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.     Conditions Upon Issuance of Shares.

(a)     Legal Compliance.  Shares shall not be
issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations.  As a
condition to the exercise of an Option or Stock Purchase
Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.     Liability of Company.

(a)     Inability to Obtain Authority.  The
inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)     Grants Exceeding Allotted Shares.  If
the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.     Shareholder Approval.  Continuance of the
Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

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